Exhibit 10

NINTH AMENDMENT
TO THE CREDIT AGREEMENT

among

FORD MOTOR COMPANY,

The Subsidiary Borrowers from Time to Time Parties Thereto,
The Several Lenders from Time to Time Parties Thereto, and

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

Dated as of December 15, 2006
as Amended and Restated as of November 24, 2009,
amended by the Fifth Amendment dated as of March 31, 2011,
amended by the Sixth Amendment dated as of September 28, 2011, amended by the Seventh Amendment dated as of March 15, 2012 and amended by the Eighth Amendment dated as of July 3, 2012.

J.P. Morgan Securities LLC,
as Bookrunner and Lead Arranger

Barclays Capital,
BNP Paribas Securities Corp.,
Citigroup Global Markets Inc.,
Credit Agricole Corporate and Investment Bank,
Credit Suisse Securities (USA) LLC,
Deutsche Bank Securities Inc.,
Goldman Sachs Lending Partners LLC,
HSBC Securities (USA) Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated,
Morgan Stanley MUFG Loan Partners LLC,
RBC Capital Markets,
RBS Securities Inc.,
Sumitomo Mitsui Banking Corporation,
as Bookrunners and Lead Arrangers
Bank of America, N.A.
Barclays Capital,
BNP Paribas,
Citibank, N.A.,
Credit Agricole Corporate and Investment Bank,
Credit Suisse AG, Cayman Islands Branch,
Deutsche Bank Securities Inc.,
Goldman Sachs Lending Partners LLC,
HSBC Securities (USA) Inc.
Morgan Stanley MUFG Loan Partners LLC,
Royal Bank of Canada,
The Royal Bank of Scotland plc,
Sumitomo Mitsui Banking Corporation,
as Co-Syndication Agents

NINTH AMENDMENT dated as of April 30, 2013 (this “Amendment Agreement”) to the Credit Agreement dated as of December 15, 2006 and amended and restated as of November 24, 2009 (as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as amended, supplemented or otherwise modified by this Amendment Agreement, the “Credit Agreement”) among Ford Motor Company (the “Company”), the Subsidiary Borrowers (as defined in the Existing Credit Agreement) from time to time party thereto, the several lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and the other agents parties thereto. Unless otherwise defined herein, terms defined in the Existing Credit Agreement and used herein shall have the meanings given to them in the Existing Credit Agreement.
WHEREAS, the Company has requested an amendment to the Existing Credit Agreement pursuant to which (a) some or all of the existing Revolving Lenders will agree to extend, to November 30, 2017, the maturity of, and increase or maintain, as applicable, the amount of, their 2015 Revolving Commitments, (b) certain financial institutions not currently Revolving Lenders will become Revolving Lenders with 2015 Revolving Commitments maturing on November 30, 2017 and (c) certain provisions of the Existing Credit Agreement, including provisions relating to incremental facilities and local facilities will be amended; and
WHEREAS, in order to effect the foregoing, the Company and the other parties hereto desire to amend, as of the Amendment Effective Date (as defined in Section 4 below), the Existing Credit Agreement and to enter into certain other agreements set forth herein, in each case subject to the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1Amendment of the Existing Credit Agreement. Effective as of the Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:

(a)the following defined terms in Section 1.1:

“2013 Canadian Revolving Commitment”, “2013 Canadian Revolving Facility”, “2013 Canadian Revolving Lender”, “2013 Canadian Revolving Loans”, “2013 Canadian Revolving Percentage”, “2013 Domestic Revolving Commitment”, “2013 Domestic Revolving Facility”, “2013 Domestic Revolving Lender”, “2013 Domestic Revolving Loans”, “2013 Domestic Revolving Percentage”, “2013 Multicurrency Revolving Commitment”, “2013 Multicurrency Revolving Facility”, “2013 Multicurrency Revolving Lender”, “2013 Multicurrency Revolving Loans”, “2013 Multicurrency Revolving Percentage”, “2013 Revolving Commitments”, “2013 Revolving Facility”, “2013 Revolving Lenders”, “2013 Revolving Loans”, “2013 Revolving Termination Date”, “Total 2013 Revolving Commitments” and “Total 2013 Revolving Extensions of Credit”
shall be redefined as:
“2015 Canadian Revolving Commitment”, “2015 Canadian Revolving Facility”, “2015 Canadian Revolving Lender”, “2015 Canadian Revolving Loans”, “2015 Canadian Revolving Percentage”, “2015 Domestic Revolving Commitment”, “2015 Domestic Revolving Facility”, “2015 Domestic Revolving Lender”, “2015 Domestic Revolving Loans”, “2015 Domestic Revolving Percentage”, “2015 Multicurrency Revolving Commitment”, “2015 Multicurrency Revolving Facility”, “2015 Multicurrency Revolving Lender”, “2015 Multicurrency Revolving Loans”, “2015 Multicurrency Revolving Percentage”, “2015 Revolving Commitments”, “2015 Revolving Facility”, “2015 Revolving Lenders”, “2015 Revolving Loans”, “Total 2015 Revolving Commitments” and “Total 2015 Revolving Extensions of Credit”, respectively, and each usage of each such term in the Credit Agreement shall refer to such redefined term.
(b)the following defined terms in Section 1.1:

“2015 Canadian Revolving Commitment”, “2015 Canadian Revolving Facility”, “2015 Canadian Revolving Lender”, “2015 Canadian Revolving Loans”, “2015 Canadian Revolving Percentage”, “2015 Domestic Revolving Commitment”, “2015 Domestic Revolving Facility”, “2015 Domestic

Revolving Lender”, “2015 Domestic Revolving Loans”, “2015 Domestic Revolving Percentage”, “2015 Multicurrency Revolving Commitment”, “2015 Multicurrency Revolving Facility”, “2015 Multicurrency Revolving Lender”, “2015 Multicurrency Revolving Loans”, “2015 Multicurrency Revolving Percentage”, “2015 Revolving Commitments”, “2015 Revolving Facility”, “2015 Revolving Lenders”, “2015 Revolving Loans”, “Total 2015 Revolving Commitments” and “Total 2015 Revolving Extensions of Credit”,
shall be redefined as:
“2017 Canadian Revolving Commitment”, “2017 Canadian Revolving Facility”, “2017 Canadian Revolving Lender”, “2017 Canadian Revolving Loans”, “2017 Canadian Revolving Percentage”, “2017 Domestic Revolving Commitment”, “2017 Domestic Revolving Facility”, “2017 Domestic Revolving Lender”, “2017 Domestic Revolving Loans”, “2017 Domestic Revolving Percentage”, “2017 Multicurrency Revolving Commitment”, “2017 Multicurrency Revolving Facility”, “2017 Multicurrency Revolving Lender”, “2017 Multicurrency Revolving Loans”, “2017 Multicurrency Revolving Percentage”, “2017 Revolving Commitments”, “2017 Revolving Facility”, “2017 Revolving Lenders”, “2017 Revolving Loans”, “Total 2017 Revolving Commitments” and “Total 2017 Revolving Extensions of Credit”, respectively, and each usage of each such term in the Credit Agreement shall refer to such redefined term.
(c)the definition of “Revolving Termination Date ” in Section 1.1 shall be amended and restated to read in its entirety as follows:

“'Revolving Termination Date': as to any Lender, with respect to 2015 Revolving Commitments, initially November 30, 2015 and with respect to 2017 Revolving Commitments, initially November 30, 2017, in each case as such date for such Lender may be extended from time to time pursuant to Section 2.33.”
(d)each usage of the term “Seventh Amendment Effective Date” in the Credit Agreement shall be replaced with the term “Ninth Amendment Effective Date”.

(e)Section 1.1 shall be amended by inserting the following definitions in their alphabetical location therein:

'Brazilian Real': the lawful currency of the Federative Republic of Brazil.'
'Chinese Renminbi': the lawful currency of the People's Republic of China.
'Ninth Amendment Effective Date': April 30, 2013.
(f)Section 2.2 shall be amended by replacing the phrase “Following the Seventh Amendment” in the fifth line thereof with “Following the Ninth Amendment”.

(g)Section 2.30(a) shall be amended by amending and restating the first sentence thereof to read in its entirety as follows:

“(a)    The Company may at any time or from time to time after the Closing Date, by notice to the Administrative Agent and the Revolving Lenders, request the Revolving Lenders to designate a portion of their respective Revolving Commitments under any Revolving Facility to make Revolving Extensions of Credit denominated in one or more of Dollars, Brazilian Real, Chinese Renminbi and any Optional Currency pursuant to a newly established sub-facility or sub-facilities under any Revolving Facility or a separate revolving facility (each, a “New Local Facility”); provided that (i) both at the time of any such request and upon the effectiveness of any Local Facility Amendment referred to below, no Default or Event of Default shall have occurred and be continuing; provided further that no Lender shall be required to make Revolving Extensions of Credit in excess of its Revolving Commitment, and (ii) after giving effect to any such New Local Facility, the Domestic Revolving Extensions of Credit shall not exceed the Domestic Revolving Commitments, the Canadian Revolving Extensions of Credit shall not exceed the Canadian Revolving Commitments and the Multicurrency Revolving Extensions of Credit shall not exceed the Multicurrency Revolving Commitments.
(h)Section 2.32(a) shall be amended by amending and restating clause (iii)(B) thereof to read in its entirety as follows:

“the Currency or Currencies or Brazilian Real or Chinese Renminbi available under such Incremental Revolving Facility”
(i)Section 10.1(d) shall be amended by amending and restating clause (d)(i)(z) thereof to read in its entirety as follows:

“any Subsidiary of the Company as a Subsidiary Borrower under a New Local Facility or any Incremental Revolving Facility”
(j)Schedule 1.1A (Commitments) to the Existing Credit Agreement is hereby amended and restated in its entirety to reflect, under the heading “Following the Ninth Amendment”, (i) the elections made by the Revolving Lenders party hereto that elect, on their respective signature pages hereto, to extend the Revolving Termination Date in respect of their existing 2015 Revolving Commitments (each, an “Extending Lender”) and, as provided on such signature pages and in the instructions thereto, increase the amount of such existing 2015 Revolving Commitments and (ii) the addition of the additional financial institutions party hereto as 2017 Revolving Lenders (each, a “New Revolving Lender”) with 2017 Revolving Commitments in the amounts set forth on their respective signature pages hereto. Each Revolving Lender party hereto hereby authorizes the Administrative Agent to compile such modified Schedule 1.1A (Commitments) reflecting such elections, increases and additions, and attach such modified Schedule 1.1A (Commitments) to the Credit Agreement.

(k)Schedule 1.1G (Pricing Grid) to the Existing Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule 1.1G hereto.

Except as set forth above, all schedules and exhibits to the Existing Credit Agreement, in the forms thereof in effect immediately prior to the Amendment Effective Date, will continue to be schedules and exhibits to the Credit Agreement.
Section 2Waiver. Pursuant to Section 10.1(a) of the Existing Credit Agreement, the Company and the Required Lenders hereby waive Sections 2.24(a) and 2.32 of the Existing Credit Agreement to the extent necessary to permit the increases and extensions, on a non-pro-rata basis, of the 2015 Revolving Commitments of Extending Lenders contemplated by this Amendment Agreement and the addition of the New Revolving Lenders as 2017 Revolving Lenders under the Credit Agreement with the respective 2017 Revolving Commitments set forth on Schedule 1.1A (Commitments) hereto.

Section 3Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment Agreement, the Company hereby represents and warrants to the Administrative Agent and the Lenders that:

(a)(i) The Company has the requisite power and authority to execute, deliver and perform its obligations under this Amendment Agreement, has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment Agreement and has duly executed and delivered this Amendment Agreement and (ii) this Amendment Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b)As of the Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

(c)Each of the representations and warranties set forth in the Loan Documents is true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

Section 4Effectiveness of this Amendment Agreement. The effectiveness of this Amendment Agreement is subject to the satisfaction of the following conditions precedent (the date on which all of such conditions shall first be satisfied, the “Amendment Effective Date”):

(a)The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of the Company, each Subsidiary Guarantor, the Required Lenders, the Majority Revolving Lenders, each Extending Lender, the Administrative Agent, each Issuing Lender, each Swingline Lender and each New Revolving Lender.

(b)The Administrative Agent shall have received legal opinions, dated the Amendment Effective Date, of (i) Davis Polk & Wardwell LLP, New York counsel to the Company, and (ii) an associate general counsel of the Company, in each case addressed to the Lenders, the Administrative Agent and each Issuing Lender as to matters previously agreed between the Company and the Administrative Agent.

(c)The Administrative Agent shall have received from the Company, for the account of (i) each Extending Lender, an extension fee in an amount equal to (a) 0.10% of the existing 2015 Revolving Commitments of such Extending Lender extended pursuant to this Amendment Agreement (the “Extended Revolving Commitments”) and (b) 0.20% of the additional 2017 Revolving Commitments of such Extending Lender (i.e., the excess (if any) of the aggregate 2017 Revolving Commitments of such Extending Lender above its Extended Revolving Commitments); and (ii) each New Revolving Lender, a new revolver commitment fee in an amount equal to 0.20% of the new 2017 Revolving Commitments of such New Revolving Lender.

(d)The Company shall have terminated the 2013 Revolving Commitments in accordance with Section 2.16(a) of the Existing Credit Agreement.

Section 5Effect of this Amendment Agreement.

(a)Except as expressly set forth herein, this Amendment Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Existing Credit Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b)On and after the Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof', “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Loan Document shall be deemed a reference to the Credit Agreement. This Amendment Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

Section 6Governing Law. THIS AMENDMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 7Costs and Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

Section 8Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

Section 9Headings. The headings of this Amendment Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered by their respective duly authorized officers or representatives as of the day and year first above written.

FORD MOTOR COMPANY

By:	/s/ Marion B. Harris
Name: Marion B. Harris
Title: Assistant Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director